EQUIPOINTE FUNDS

Equipointe Growth and Income Fund

Supplement Dated August 7, 2006 to the Prospectus dated February 28, 2006

The following information replaces and supersedes any contrary information contained in the Prospectus for the Equipointe Funds.

As disclosed in a prior supplement to shareholders of the Equipointe Growth and Income Fund (the “Fund”) dated May 5, 2006,  Seleznov Capital Advisors, LLC (“SCA”), investment adviser to the Fund, has entered into an agreement with Summit Wealth Management, Inc. (“Summit”) for the sale of SCA’s business relating to the management of the Fund’s assets (the “Transaction”).

In connection with the Transaction, the Board of Trustees of the Equipointe Funds (the “Trust”) has approved the following items and submitted such items for review and approval at a special meeting of shareholders held on August 1, 2006:

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to elect trustees, 75% of whom will not be “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of SCA or Summit;

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to approve a new investment management agreement with Summit (“Investment Management Agreement”) pursuant to which Summit will receive advisory fees that, together with those of the sub-adviser, will be  no greater than the current advisory fees being paid by the Fund to SCA; and

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to approve a new investment sub-advisory agreement (“Sub-Advisory Agreement”) with SCA under which SCA will receive sub-advisory fees payable from Summit’s advisory fees.

Proxy materials, which described in greater detail the Transaction and each of the proposals and which sought shareholder approval were mailed to shareholders of the Fund in July 2006.  Shareholders approved the Investment Management Agreement, Sub-Advisory Agreement and elected new trustees at the special meeting of shareholders held on August 1, 2006.

Summit and SCA have agreed to delay consummation of the Transaction and implementation of the Investment Management Agreement and Sub-Advisory Agreement until the Trust’s registration statement filed with the Securities and Exchange Commission on June 30, 2006 (the “Registration Statement”) becomes effective.   It is expected that the Registration Statement will be effective on or about August 29, 2006.